SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Global Growth Fund

Effective December 1, 2015, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Joseph Axtell, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

Sebastian P. Werner, PhD, Vice President. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Please Retain This Supplement for Future Reference

November 17, 2015
PROSTKR-539